Exhibit 32.1



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                               SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002



In connection with the Quarterly Report of Advanced Photonix, Inc., (the "Company") on Form 10-QSB for the period ending June 27, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we certify, pursuant to 18 U.S.C. (S) 1350, as adopted pursuant to (S) 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




August 11, 2004                         /s/ Richard Kurtz
-----------------                       ----------------------------------
Date                                    Richard Kurtz
                                        Chairman and Chief Executive Officer
                                          and Director


August 11, 2004                         /s/ Susan Schmidt
-----------------                       ----------------------------------
Date                                    Susan Schmidt
                                        Chief Financial Officer & Secretary


August 11, 2004                         /s/ Paul Ludwig
-----------------                       ----------------------------------
Date                                    Paul Ludwig
                                        President